Exhibit 10.21.1

AMENDMENT NUMBER ONE

to the

Master Repurchase Agreement

Dated as of October 31, 2005

between

TABERNA REALTY HOLDINGS TRUST

and

CITIGROUP GLOBAL MARKETS REALTY CORP.

This AMENDMENT NUMBER ONE is made this 8th day of December, 2005, by and between TABERNA REALTY HOLDINGS TRUST, (the “Seller”) and CITIGROUP GLOBAL MARKETS REALTY CORP. (the “Buyer”), to the Master Repurchase Agreement, dated as of October 31, 2005, by and between the Seller and the Buyer (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, the Seller has requested that the Buyer agree to amend the Agreement to increase the Maximum Aggregate Purchase Price from $500,000,000 to $800,000,000 as more expressly set forth below; and

WHEREAS, as of the date of this Amendment, the Seller represents to the Buyer that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement and the other Program Documents and there is no default under the Agreement or any other Program Document; and

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Effective as of December 8, 2005 the definition of “Maximum Aggregate Purchase Price” in Section 2(a) of the Agreement is hereby amended to read in its entirety as follows:

“Maximum Aggregate Purchase Price” means $500,000,000; provided, however, that the Maximum Aggregate Purchase Price shall be $800,000,000 for the period beginning on December 8, 2005 until January 31, 2006.

SECTION 2. Fees and Expenses. The Seller agrees to pay to the Buyer all fees and out of pocket expenses incurred by the Buyer in connection with this Amendment Number One (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel incurred in connection with this Amendment Number One), in accordance with Section 23 of the Agreement.

SECTION 3. Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.

SECTION 4. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number One need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 5. Representations. In order to induce the Buyer to execute and deliver this Amendment Number One, the Seller hereby represents to the Buyer that as of the date hereof, the Seller is in full compliance with all of the terms and conditions of the Program Documents and no Default or Event of Default has occurred and is continuing under any Program Document.

SECTION 6. Governing Law. This Amendment Number One shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Sections 5-1401 of the New York General Obligations Law).

SECTION 7. Counterparts. This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Seller and the Buyer have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the day and year first above written.

TABERNA REALTY HOLDINGS TRUST (Seller)

By:
Name:
Title:

CITIGROUP GLOBAL MARKETS REALTY CORP (Buyer)

By:
Name:
Title:

Amendment One to Master Repurchase Agreement